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                                EXHIBIT 10.10(c)

                    First Amendment to the Unit Purchase and

                    Option Agreement dated February 27, 1996

                  between the Registrant and Lufthansa Airport

                 and Ground Services GmbH, a German corporation,

                          dated as of December 12, 1996

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                                 AMENDMENT NO. 1

                      TO UNIT PURCHASE AND OPTION AGREEMENT

         AMENDMENT NO. 1 dated as of December 12, 1996 to the Unit Purchase and Option Agreement dated February 27, 1996 (the "Purchase Agreement") between Lufthansa Airport and Ground Services GmbH ("LAGS"), a German corporation, as assigned by LAGS to its wholly owned subsidiary, LAGS (USA) Inc. (the "Buyer"), a Delaware corporation, and Hudson General Corporation ("Hudson"), a Delaware corporation. Certain capitalized but undefined terms used in this Amendment No. 1 will have the meanings set forth in the Purchase Agreement.

         WHEREAS, on December 12, 1996, the Buyer elected to prepay to Hudson General LLC the sum of $5,188,000 plus accrued interest (the "Prepayment") representing the entire remaining balance of the purchase price of the Purchased Units as contemplated by Paragraph 1.3 (d) of the Purchase Agreement;

         NOW, THEREFORE, in connection with and in consideration of the Prepayment, and the amendment to the Limited Liability Company Agreement of Hudson General LLC being entered into concurrently with this Amendment No. 1, the parties hereto agree as follows:

         1. The Option Period. The Option referred to in Paragraph 3.1 of the Purchase Agreement shall expire on October 1, 1999, instead of on October 1, 2000. In order to effectuate the foregoing, the parties agree that the Purchase Agreement shall be amended as set forth in Paragraphs 2 and 3 below. If and to the extent that any other provisions of the Purchase Agreement conflict with or are otherwise inconsistent with the provisions or intent of this Amendment No. 1, this Amendment No. 1 shall govern.

         2. Amendment to Paragraph 3.1. The first sentence of Paragraph 3.1 of the Purchase Agreement shall be deleted in its entirety, and the following shall be inserted in place thereof:

         "The Buyer will have the option (the "Option"), exercisable on October 1, 1997, 1998 and 1999 (each of those being an "Option Date"), to purchase from Hudson (or, as provided in Paragraph 3.5, to purchase from the Company) Class B Units ("Option Units") which will increase the total outstanding Class B Units to up to 49% of the Class A Units and Class B Units (together, the "Units") of the Company which are outstanding on the Option Date on which the Option is exercised (each Option Date on which the Option is exercised being an "Exercise Date")."

         3. Amendment to Paragraph 3.3 (a). Clauses (y) and (z) of the first sentence of Paragraph 3.3 (a) of the Purchase Agreement shall be deleted in their entirety, and the following shall be inserted in place thereof:

         " (y) $77,932,250 if the Option Date is October 1, 1997, $82,516,500 if
the Option Date is October 1, 1998 and $87,100,750 if the Option Date is October 1, 1999, but in no event more than; (z) $115,010,000 if the Option Date is October 1, 1997, $128,811,000, if the Option Date is October 1, 1998 and $144,268,000 if the Option Date is October 1, 1999."

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         4. Governing Law. This Amendment No. 1 will be governed by, and construed under, the laws of the State of New York in the United States of America relating to contracts made and to be performed in that state.

         5. Counterparts. This Amendment No. 1 may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

         6. Full Force and Effect. This Amendment No. 1 constitutes a document signed in writing by both the Buyer and Hudson as contemplated by Paragraph
14.11 of the Purchase Agreement. The Purchase Agreement, as modified by this Amendment No.1, shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of December 12, 1996.

                                             HUDSON GENERAL CORPORATION

                                             By:______________________________
                                                      Title: President

                                             LAGS (USA) Inc.

                           By:______________________________

               Title:

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